SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 23, 2004
                              HERITAGE OAKS BANCORP
             (Exact name of registrant as specified in its charter)

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
            California                           000-25020                          77-0388249
 (State of other jurisdiction of         (Commission File Number)         (I.R.S. Employer Identification
  Incorporation or organization                                                        No.)
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                 545 12TH STREET, PASO ROBLES, CALIFORNIA 93446
                    (Address of principal executive offices)

                                 (805) 239-5200
              (Registrant's telephone number, including area code)



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ITEM 9.     REGULATION FD DISCLOSURE

On July 23, 2004, Heritage Oaks Bancorp issued a press release announcing that its President and Chief Executive Officer, Lawrence P. Ward, will make a presentation at the Keefe, Bruyette & Woods 5th Annual Community Bank Investor Conference to be held in New York, New York July 28, 2004 through July 29, 2004. The information contained in the press release, which is attached as Exhibit
99.1 to this Form 8-K, is incorporated by reference.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2004

                                           HERITAGE OAKS BANCORP

                                           By: /s/ Lawrence Ward
                                               ---------------------------------
                                           Lawrence Ward
                                           President and Chief Executive Officer

                                           By: /s/ Margaret
                                               Torres
                                               ---------------------------------
                                           Margaret Torres
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION
----------  ------------------------------------------------

99.1        Press Release dated July 23, 2004

                                        3


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